UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 30, 2013

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting of Stockholders of Healthways, Inc. (the “Company”) was held on May 30, 2013.
(b) The following proposals were voted upon at the Annual Meeting of Stockholders:

(i)	Nominations to elect Ben R. Leedle, Jr., Alison Taunton-Rigby, and Donato Tramuto as Directors of the Company. The results of the election of the above-mentioned nominees were as follows:

	For	Withheld
Ben R. Leedle, Jr.	27,432,624	1,225,526
Alison Taunton-Rigby	21,084,320	7,573,830
Donato Tramuto	27,839,935	818,215

(ii)	To consider and act upon an advisory vote to approve executive compensation. The voting results were as follows:

For	Against	Abstain from Voting
8,612,668	19,017,043	1,028,439

(iii)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013. The voting results were as follows:

For	Against	Abstain from Voting
29,651,257	1,670,062	2,513

(iv)	To consider and act upon a proposal regarding declassification of the Company’s Board of Directors. The voting results were as follows:

For	Against	Abstain from Voting
28,624,767	23,200	10,183

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer

Date:  May 30, 2013